Rule 497(c)
                                                1933 Act Registration No. 33-12
                                                1940 Act File No. 811-4401

(North Track Logo)
SHARPEN YOUR FOCUS

NORTH TRACK FUNDS

PROSPECTUS
May 1, 2003

>  CASH RESERVE FUND

   Class X, Class B and Class C
   Common Stock
   (Retail Shares)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

The Cash Reserve Fund (the "Fund") is a mutual fund series of North Track Funds, Inc. ("North Track"). The Fund, a money market fund, seeks to provide investors with a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund invests primarily in domestic money market securities with a weighted average maturity of 90 days or less. The longest maturity will be 397 days. B.C. Ziegler and Company (the "Advisor") is the Fund's investment adviser.

The Fund offers four classes of shares, Class X, Class B and Class C Common Stock (the "Retail Shares"), and Class Y Common Stock (the "Institutional Shares"). This Prospectus discusses only the Retail Shares. The Fund's Institutional Shares are offered by a separate prospectus.

This Prospectus has information you should know before you decide to purchase Retail Shares of the Fund. Please read it carefully and keep it with your investment records. There is a table of contents below which allows you to quickly find information about investment strategies, buying and selling shares and other information about the Fund.

QUICK REFERENCE

INVESTMENTS, RISKS AND PERFORMANCE SUMMARY:
   INVESTMENT OBJECTIVES AND RISKS ASSOCIATED WITH THE FUND                  1
   PERFORMANCE INFORMATION                                                   1
   FEES AND EXPENSES                                                         1

MANAGEMENT:
   INVESTMENT ADVISOR                                                        3

ACCOUNT INFORMATION, SHAREHOLDER SERVICES AND HOW TO BUY OR SELL SHARES:
   HOW TO BUY FUND SHARES (INCLUDING SALES CHARGES
     AND COMBINED PURCHASE PROGRAMS)                                         4
   HOW TO REDEEM FUND SHARES                                                 7
   HOW TO EXCHANGE WITH OTHER NORTH TRACK FUNDS                             10
   HOW TO BEGIN AN AUTOMATIC INVESTMENT PLAN                                12
   HOW TO BEGIN AN AUTOMATIC WITHDRAWAL PLAN                                12
   IRA AND OTHER RETIREMENT PLAN PROGRAMS                                   12

RISK/RETURN SUMMARY

 INVESTMENT OBJECTIVE. The Cash Reserve Fund seeks to provide investors with a high a level of current income consistent with the stability of principal and the maintenance of liquidity.

 PRINCIPAL INVESTMENT STRATEGIES. The Advisor's principal investment strategies include:

    o Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements.

    o Investing more than 25% of total assets in the financial services sector.

    o Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

 PRINCIPAL INVESTMENT RISKS. The Fund is subject to the following principal investment risks:

Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

Financial Services Exposure. Changes in government regulation or economic downturns can have a significant negative effect on issuers in the financial services sector. The Fund concentrates its investments in this sector.

Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

 An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

 PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

 The bar chart demonstrates the variability of the annual total returns of Class X shares of the Fund for the calendar years indicated. In 1995 and 1997, the Advisor made capital contributions to the Fund to offset certain capital losses. Without those contributions, the returns for those years would have been lower. The Fund's Class B shares carry a higher Rule 12b-1 fee than its Class X shares. Accordingly, the total returns reflected for the Fund's Class X shares are greater than total returns would have been for the Fund's Class B shares over the same periods.

 No performance information is provided for the Fund's Class C shares because they were not available until May 2003. Like the Class B shares, the Class C shares carry a higher 12b-1 fee than the Class X shares, so the total returns on the Class C shares will be lower than the returns on the Class X shares.

                            Year-by-Year Total Return

                              1994           3.64%
                              1995           5.32%
                              1996           4.78%
                              1997           4.80%
                              1998           4.77%
                              1999           4.34%
                              2000           5.64%
                              2001           3.37%
                              2002           1.09%

       HIGHEST QUARTERLY RETURN:                LOWEST QUARTERLY RETURN:
        1.47%, 3rd Quarter 2000                 0.21%, 4th Quarter 2002

 The table below shows the average annual total returns on the Fund's Class X and Class B shares for the periods presented.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED                                        SINCE INCEPTION
DECEMBER 31, 2002)                  ONE YEAR    FIVE YEARS        (4/3/93)
------------------                  --------    ----------    ---------------
Class X                              1.09%         3.83%           4.10%

                                                         SINCE INCEPTION
                                    ONE YEAR                (12/15/99)
                                    --------             ---------------
Class B                              0.47%                    2.75%

 The seven-day yield on the Fund's Retail Shares as of December 31, 2002 was 0.99% for Class X and 0.19% for Class B. For current yield information, please call 1-800-826-4600.

 FEES AND EXPENSES. You should carefully consider fees and expenses when choosing a money market fund. As a shareholder, you pay the costs of operating a fund, plus any transaction costs associated with buying, selling and exchanging shares.

 Annual fund operating expenses are expenses that a money market fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services and other activities of the fund. Money market funds pay annual operating expenses out of their assets. Therefore, operating expenses reduce your total return.

 The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Retail Shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                                   CLASS X   CLASS B   CLASS C
                                                   -------   -------   -------
Sales Charge (Load) Imposed on Purchases
  and reinvested distributions                       None      None      None
Contingent Deferred Sales Charge (Load) (as a
  percentage of the original purchase price or
  redemption proceeds, whichever is less)(1)<F1>     None    5.00%(1)  1.00%(2)
                                                                  <F1>      <F2>
Redemption Fee(3)<F3>                                None      None      None
Exchange Fee                                         None      None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
Management Fees                                     0.20%     0.20%     0.20%
Distribution (12b-1) Fees                           0.15%     1.00%     1.00%
Other Expenses                                      0.57%     0.32%     0.32%
                                                    -----     -----     -----
Annual Fund Operating Expenses                      0.92%     1.52%     1.52%
                                                    -----     -----     -----
                                                    -----     -----     -----

(1)<F1> The contingent deferred sales charge on Class B shares declines each year that you own your Class B shares and is eliminated after six years. The Class B shares automatically convert to Class X shares after they have been held for eight years. See "Redeeming Shares - Contingent Deferred Sales Charge on Class B Shares."
(2)<F2> The contingent deferred sales charge on Class C shares is eliminated after the shares have been held for 18 months. See "Redeeming Shares
          - Contingent Deferred Sales Charge on Class C Shares."
(3)<F3> We charge investors a wire redemption fee, which is currently $12 per wire. Also, there is a $10 service fee for redemptions of less than $250 made by check for Class X shares.

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. It assumes that:

 o  You invest $10,000 for the periods shown;

 o  Your investment has a 5% return each year; and

 o  The Fund's operating expenses remain the same.

 Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                ONE YEAR      THREE YEAR     FIVE YEARS     TEN YEARS
                --------      ----------     ----------     ---------
IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
Class X            $94           $293           $509          $1,131
Class B           $655           $780           $929          $1,653*<F4>
Class C           $255           $480           $829          $1,813

IF YOU DO NOT SELL YOUR SHARES:
Class B           $155           $480           $829          $1,653*<F4>
Class C           $155           $480           $829          $1,813

*<F4> Reflects conversion of Class B shares to Class X shares after eight years, lowering your annual expenses from that time on.

 If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

INVESTMENT OBJECTIVES AND STRATEGIES

GENERAL INFORMATION

 The Fund was established in 1993 with a single class of common stock. Initially the Fund operated as a retail spoke of a two-tiered, master/feeder structure. Effective January 1, 1996, the Fund was restructured with Class X shares and Class Y (Institutional) shares. The Fund first began offering Class B shares on December 15, 1999 and first began offering Class C shares on May 1, 2003. We refer to the Class X, B and C shares as "Retail Shares."

 Class B and Class C shares of the Fund are designed as a short-term investment alternative for shareholders who own Class B or Class C shares (as the case may be) of other North Track funds, and who, because of their concern over market conditions, wish temporarily to reduce their exposure to the equity markets.
The Class B and Class C shares of the Fund are subject to the same contingent deferred sales charges and Rule 12b-1 service and distribution fees as Class B and Class C shares of any other North Track fund. See "Purchasing Shares" for a more detailed description of the contingent deferred sales charge and Rule 12b-1 fee applicable to Class B and Class C shares of the Fund. BECAUSE THIS FEE STRUCTURE IS RELATIVELY HIGH FOR A MONEY MARKET INVESTMENT, YOU SHOULD PURCHASE CLASS B OR CLASS C SHARES OF THE CASH RESERVE FUND ONLY IN CONNECTION WITH A TEMPORARY EXCHANGE FROM CLASS B OR CLASS C SHARES OF ANY ONE OR MORE OF THE OTHER NORTH TRACK FUNDS.

INVESTMENT OBJECTIVE

 The Fund seeks to provide investors with a high level of current income consistent with the stability of principal and the maintenance of liquidity.

INVESTMENT STRATEGIES

 To achieve its investment objective, the Fund invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks; repurchase agreements and high quality domestic commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Fund may lend portfolio securities, enter into reverse repurchase agreements and, to a limited extent, invest in securities issued by foreign banks and corporations outside the United States.

 The Fund reserves the right to concentrate its investments (i.e., invest more than 25% of its total assets) in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in obligations of domestic branches of domestic banks.

 In buying and selling securities for the Fund, the Advisor complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. The Advisor stresses maintaining a stable $1.00 share price, as well as liquidity and income.

 The Board of Directors of North Track has established minimum credit standards governing the securities that the Fund may purchase. Among other requirements, the Fund's securities must be rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (unless the instrument is rated by only one such rating agency, in which case a single rating is sufficient) or, if unrated, determined by the Advisor to be of comparable quality under the Board of Directors' guidelines and procedures. The Fund will invest at least 95% of its total assets in securities rated in the highest category or, if unrated, determined by the Advisor to be of comparable quality. The rating organizations that rate the money market instruments in which the Fund may invest include Moody's Investors Service, Inc., Standard & Poor's, Duff & Phelps, Fitch Ratings and Thomson Bank Watch, Inc.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

 Money Market securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper and U.S. Government securities.

 U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

 A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

INVESTMENT RISKS

 Many factors affect the Fund's performance. The Fund's yield will change daily based on changes in interest rates and other market conditions. Although the Advisor manages the Fund to maintain a stable $1.00 share price, there is no guarantee that it will be successful. For example, a major increase in short-term interest rates or a decrease in the credit quality of the issuer of one of the Fund's investments could cause the Fund's share price to decrease. It is important to note that neither the Fund's share price nor its yield is guaranteed by the U.S. Government.

 The following factors may significantly affect the Fund's performance:

INTEREST RATE CHANGES. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services industry tend to be more sensitive to interest rate changes. Sometimes securities have new or novel features that are designed for specific market environments. If the structure of the security does not function as planned, the security could decline in value. Also, the behavior of these securities under various and changing market environments is not always well understood. Their values can decline unexpectedly.

FINANCIAL SERVICES EXPOSURE. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions all can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

MANAGEMENT

INVESTMENT ADVISOR

 B.C. Ziegler and Company ("Ziegler" or the "Advisor") is the investment advisor for the Fund. Ziegler also serves as distributor, accounting/pricing agent, administrative servicing agent and shareholder servicing agent for the Fund. In addition to managing the Fund and the other North Track funds, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisers and makes recommendations to its clients. As of April 1, 2003, Ziegler and its affiliates had approximately $1.9 billion of assets under discretionary management. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

 Ziegler provides the Fund with overall investment advisory services and administrative services. For the year ended December 31, 2002, the Fund paid 0.20% of its average net assets in advisory fees.

PURCHASING SHARES

GENERAL INFORMATION

 This prospectus describes three classes of Retail Shares for the Cash Reserve
Fund: Class X shares, Class B shares and Class C shares. Each class has its own sales charge and expense structure, as noted below.

 You may buy Class X shares through Ziegler and selected dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

 Class B and Class C shares of the Fund are each subject to a contingent deferred sales charge (though the charges vary) and a 1.00% Rule 12b-1 fee, each of which is described in more detail below. BECAUSE OF THIS HIGHER FEE STRUCTURE, IF YOU WISH TO PURCHASE AND HOLD RETAIL SHARES DIRECTLY, YOU SHOULD PURCHASE CLASS X SHARES RATHER THAN CLASS B OR CLASS C SHARES.

 The Fund offers its Class B and Class C shares primarily as a short-term investment alternative for shareholders who hold Class B or Class C shares of any of the other North Track mutual funds, but who wish temporarily to reduce their exposure to the stock market. Under uncertain or adverse market conditions, a shareholder may wish temporarily to exchange his or her Class B or Class C shares of any of the other North Track mutual funds for Class B or Class C shares of the Fund. Later, when the shareholder believes the equity markets are again more favorable, the shareholder may wish to exchange some or all of his or her Class B or Class C shares of the Fund back into Class B or Class C shares of any of the other North Track mutual funds. Alternatively, the shareholder may redeem his or her Class B or Class C shares of the Fund for cash, subject to applicable contingent deferred sales charges as described below.

 The following table shows which Classes of shares are available for the Fund, and highlights some of the differences between the three Classes.

CLASS X SHARES                  CLASS B SHARES                        CLASS C SHARES
--------------                  --------------                        --------------
No front-end sales charge       No front-end sales charge             No front-end sales charge

No contingent deferred          Maximum 5.00%                         1.00% contingent
sales charge                    contingent deferred sales             deferred sales charge
                                charge (reducing each year            (which is eliminated after
                                you own your shares, and              you own your shares for
                                going to zero after six years)        18 months)

Lower annual expenses,          Higher annual expenses,               Higher annual expenses,
including the 12b-1 fee         including the 12b-1 fee               including the 12b-1 fee
(0.15%), than Class B or        (1.00%), than Class X shares          (1.00%), than Class X shares
Class C shares                  Automatic conversion to               No conversion to Class X
                                Class X shares after eight            shares, meaning that higher
                                years, reducing future                annual expenses continue
                                annual expenses                       for as long as you hold your
                                                                      Class C shares

MINIMUM PURCHASE AMOUNTS

 The Fund has established minimum amounts that you must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help the Fund control its operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. If the Fund accepted and maintained numerous small shareholder accounts and small additional investments, its operating expense ratio would increase and its total return would decline. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for various types of investors.

                                    MINIMUM INITIAL      MINIMUM ADDITIONAL
TYPE OF INVESTOR                   INVESTMENT AMOUNT  INVESTMENT AMOUNT(1)<F5>
----------------                   -----------------  ------------------------
All investors, except special
  investors listed below                 $1,000                  $50
Purchases through Systematic
  Purchase Plans (see "Shareholder
  Services - Systematic Purchase Plan")    $100                 $100(2)<F6>

(1)<F5> There is no minimum additional investment requirement for purchases of shares of the Fund if: (i) the purchase is made in connection with an exchange from another mutual fund within the North Track family of funds (see "Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler;
        (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; (iv) reinvestment of interest payments on bonds underwritten by Ziegler.
(2)<F6> The minimum subsequent monthly investment under a Systematic Purchase Plan is $50 for accounts with balances of $1,000 or more.

DISTRIBUTION AND DISTRIBUTION EXPENSES

 The Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its Retail Shares to investors and, with respect to Class B and Class C shares, the maintenance of shareholder accounts and the provision of other shareholder services. Because the Fund pays these fees on an ongoing basis out of the portion of its assets attributable to Retail Shares, over time these fees will increase the cost of your investment.

 The Plan permits the Fund to reimburse the Distributor for expenditures it incurs in connection with the distribution of Retail Shares to investors, and, with respect to Class B and Class C shares only, also to compensate the Distributor in connection with sales of those shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee or trail commissions, and costs and expenses that the Distributor incurs for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities. The Fund also may make payments under the Plan to reimburse the Distributor for its overhead expenses related to distribution of the Fund's Retail Shares. The Plan does not allow the Fund to reimburse the Distributor for expenses from past fiscal years or in contemplation of expenses for future fiscal years.

 Under the Plan, the Fund assesses a service fee of up to 0.15% of the portion of the Fund's average daily net assets attributable to its Class X shares, and 0.25% of the portion of the Fund's average daily net assets attributable to its Class B and Class C shares. The Fund uses this shareholder servicing fee to reimburse the Distributor for the shareholder services described above.

 In addition, the Fund assesses a distribution fee of 0.75% of the portion of its average daily net assets attributable to its Class B and Class C shares. This distribution fee is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class X shares eight years after purchase, after which time the shares no longer are subject to this distribution fee. Following this conversion, the shares instead become subject to Rule 12b-1 service fees applicable to the Fund's Class X shares, as described above. Class C shares do not convert to Class X shares.

METHODS FOR PURCHASING SHARES

 If you purchase shares directly for cash, you must pay for your shares of the Fund in U.S. dollars and your check must be drawn on a U.S. bank. North Track will not accept cash or traveler's checks. If your check does not clear, we will cancel your purchase and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you decide to redeem your shares, we may postpone making your redemption payment for 15 days from the date of purchase or until your check has cleared, whichever is earlier. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by North Track.

 You may purchase Class B and Class C shares of the Fund by obtaining and completing an Exchange Authorization Form available from the Distributor, and delivering the completed form in person or by mail in accordance with the instructions below. Alternatively, you can complete an exchange through the telephone exchange privilege by following the instructions below, unless you have declined this option.

 Because of the contingent deferred sales charge and the higher Rule 12b-1 fees that apply to Class B and Class C shares of the Fund as opposed to its Class X shares, you should not purchase Class B and Class C shares directly. The only exception may be in the situation where you purchase Class B or Class C shares of the Fund in exchange for Class B or Class C shares of any of the other North Track mutual funds, and you wish to continue dividend and capital gains distribution reinvestment plans and possibly automatic investment plans that you had in effect with respect to the Class B or Class C shares of the other North Track mutual fund(s) so exchanged.

 We consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. The Fund pays each shareholder servicing agent a fee at the annual rate of 0.25% of the average net asset value of Retail Shares that investors purchase and hold through the agent. This fee compensates the shareholder servicing agent for the sub-accounting, sub-transfer agent and other shareholder services they provide to their clients on behalf of the Fund. This shareholder servicing agent fee reduces the annual transfer agent fees that the Fund would otherwise pay if the shareholder servicing agent's clients held their accounts directly with the Fund's Transfer Agent.

 If your purchase order is received prior to the close of trading on the New York Stock Exchange, we will invest it at the net asset value computed for the Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, we will invest it at the net asset value determined for the Fund as of the close of trading on the New York Stock Exchange on the next business day.

 The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

METHOD                           STEPS TO FOLLOW
------                           ---------------
BY MAIL                          TO OPEN A NEW ACCOUNT
                                 1. Complete the Account Application included
Mail to:                            in this prospectus.
--------                         2. Make your check payable to: "North Track."
North Track                         Note: The amount of your purchase must meet
c/o PFPC Inc.                       the applicable minimum initial investment
P.O. Box 9796                       account.  See "Purchasing Shares - Minimum
Providence, RI  02940-9796          Purchase Amounts."
                                 3. Mail the completed Account Application and
Overnight Mail to:                  your check.
------------------
North Track                      TO ADD TO AN EXISTING ACCOUNT
c/o PFPC Inc.                    1. Complete the Additional Investment form
760 Moore Road                      included with your account statement.
King of Prussia, PA  19406-1212     Alternatively, you may write a
                                    note indicating your account number.
                                 2. Make your check payable to "North Track."
                                 3. Mail the Additional Investment Form (or
                                    note) and your check.

AUTOMATICALLY                    TO OPEN A NEW ACCOUNT
                                 Not Applicable

                                 TO ADD TO AN EXISTING ACCOUNT
                                 Use one of North Track's Automatic Investment Programs.

                                 Sign up for these services when you open your account, or call 1-800-826-4600 for instructions on how to add them to your existing account.

                                 Systematic Purchase Plan.

                                 Make regular, systematic investments into your North Track account(s) from your bank checking account. See "Shareholder Services - Systematic Purchase Plan."

                                 Automatic Dividend Reinvestment.

                                 Unless you choose otherwise, all of your dividends and capital gain distributions automatically will be reinvested in additional Fund shares. You also may elect to have your dividends and capital gain distributions automatically invested in shares of another North Track mutual fund.

TELEPHONE                        TO OPEN A NEW ACCOUNT BY EXCHANGE
1-800-826-4600                   Call to establish a new account by exchanging
                                 funds from an existing North Track account.
                                 See "Exchanging Shares."

                                 TO ADD TO AN EXISTING ACCOUNT BY EXCHANGE
                                 Add to an account by exchanging funds from another North Track account. See "Exchanging Shares."

FINANCIAL SERVICES               TO OPEN A NEW ACCOUNT
FIRMS                            You may open an account and purchase shares in
                                 a Fund through a broker-dealer or other
                                 financial service firm that may charge a transaction fee.

                                 North Track may accept requests to purchase shares into a broker-dealer street name account only from the broker-dealer.

                                 TO ADD TO AN EXISTING ACCOUNT
                                 You may purchase additional shares in a Fund through a broker-dealer or other financial services firm that may charge a transaction fee.

                                 North Track may accept requests to purchase additional shares into a broker-dealer street name account only from the broker-dealer.

REDEEMING SHARES

GENERAL INFORMATION

 You may redeem shares as described below on any day North Track is open for business. The Fund redeems shares at net asset value subject, in the case of Class B and Class C shares, to a contingent deferred sales charge as described below. If your redemption order is received prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trading day.

CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES

 Class B shares of the Fund are subject to a maximum 5.00% contingent deferred sales charge. This means that, if you redeem any of your Class B shares of the Fund for cash, you will pay a contingent deferred sales charge out of the redemption proceeds. The amount of the contingent deferred sales charge reduces over time, and is eliminated after six years. No contingent deferred sales charge is imposed on any Class B shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares.

 To reduce your costs, when you redeem Class B shares in the Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains distributions), if any, or Class B shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, or mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

 The table below shows the contingent deferred sales charge applicable to Class B shares of the Fund based on how long you hold the shares before redeeming them. The amount of the contingent deferred sales charge is expressed as a percent of the lesser of the net asset value at the time of the redemption or at the time of your initial purchase of the Class B shares of the Fund being redeemed. If you acquired the Class B shares of the Fund that you are redeeming by exchanging Class B shares of any of the other North Track mutual funds, then for purposes of calculating the contingent deferred sales charge the initial net asset value of your shares will be the net amount you invested when you acquired the Class B shares of the other North Track mutual fund(s) so exchanged. The holding period for the Class B shares of the Fund that you are redeeming will be deemed to have started on the date you purchased the Class B shares of the other North Track mutual fund(s) so exchanged.

HOLDING PERIOD                              CONTINGENT DEFERRED SALES CHARGE
--------------                              --------------------------------
1 year or less                                           5.00%
More than 1 year, but less than 3 years                  4.00%
3 years, but less than 4 years                           3.00%
4 years, but less than 5 years                           2.00%
5 years, but less than 6 years                           1.00%
6 years or more(1)<F7>                                    None

(1)<F7> Class B shares of the Fund convert to Class X shares of the Fund automatically after eight years from the date of initial purchase of the Class B shares of the other North Track mutual fund(s) exchanged in connection with the purchase of the Class B shares of the Fund.

CONTINGENT DEFERRED SALES CHARGE ON CLASS C SHARES

 Class C shares are subject to a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. If the Class C shares of the Fund that you redeem were previously acquired through an exchange of Class C shares of another North Track fund, then special rules for the contingent deferred sales charge will apply. First, the applicable holding period will be considered as having started on the date you purchased the Class C shares of the other North Track fund that were exchanged for the Class C shares of the Fund you are redeeming. Second, the net asset value of the shares measured as of the date of purchase for purposes of determining the amount of the contingent deferred sales charge (if any) will be the net amount you invested in the Class C shares of the other North Track fund that were exchanged for the Class C shares of the Fund you are redeeming.

 To reduce your costs, when you redeem Class C shares, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, or to meet certain retirement plan requirements not to exceed 10% annually.

REDEMPTIONS

 The following table describes different ways that you may redeem your Retail Shares, and the steps you should follow.

METHOD                           STEPS TO FOLLOW
------                           ---------------
BY TELEPHONE                     You may use North Track's Telephone Redemption
1-800-826-4600                   Privilege to redeem shares valued at less than
                                 $50,000, unless you have notified the Transfer
                                 Agent of an address change within the
                                 preceding 30 days. The Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                                 Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.

BY MAIL                          To redeem shares by mail, send the following
                                 information to the Transfer Agent:
Mail to:                         o  A written request for redemption signed by
--------                            the registered owner(s) of the shares,
North Track                         exactly as the account is registered,
c/o PFPC Inc.                       together with the shareholder's account
P.O. Box 9796                       number;
Providence, RI  02940-9796       o  The stock certificates for the shares being
                                    redeemed, if any;
Overnight Mail to:               o  Any required signature guarantees (see
------------------                  "Other Information About Redemptions"
North Track                         below); and
c/o PFPC Inc.                    o  Any additional documents which might be
760 Moore Road                      required for redemptions by corporations,
King of Prussia, PA  19406-1212     executors, administrators, trustees,
                                    guardians, or other similar entities.

                                 The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent will notify you promptly if it cannot accept your redemption. The Transfer Agent cannot accept redemption requests that specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC                       You can set up an automatic systematic
WITHDRAWAL PLAN                  withdrawal plan from any of your North Track
                                 accounts.  To establish the systematic
                                 withdrawal plan, complete the appropriate section of the Account Application or call, write or stop by North Track and request a Systematic Withdrawal Plan Application Form and complete, sign and return the Form to North Track. See "Shareholder Services -
                                 Systematic Withdrawal Plan."

FINANCIAL SERVICES               You also may redeem shares through broker-
FIRMS                            dealers, financial advisory firms and other
                                 financial institutions, which may charge a commission or other transaction fee in connection with the redemption.

CHECKWRITING                     Upon request, you will be provided with checks
(CLASS X SHARES                  to be drawn on the Fund ("Redemption Checks").
ONLY)                            Redemption checks may be written for amounts
                                 up to $500,000. There is a $10 service fee for each check under $250. These check writing privileges are available only for Class X shares.

RECEIVING REDEMPTION PROCEEDS

 You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                        STEPS TO FOLLOW
------                        ---------------
BY MAIL                       The Transfer Agent mails checks for redemption
                              proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. There is no charge for this service.

BY ACH The Transfer Agent normally will process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

 TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Inc., as transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the Telephone Redemption Privilege. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions.
If the Transfer Agent, North Track, or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, neither the Transfer Agent, North Track nor any of their employees will be liable for losses suffered by you which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

 SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for:
(1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past 30 days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

 The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

 CHECKWRITING (CLASS X SHARES ONLY). Checkwriting privileges are available only for Class X shares, not for Class B or Class C shares. When a redemption check is presented for payment, the Fund will redeem a sufficient number of full and fractional Class X shares in your account as of the next determined net asset value to cover the check. You will continue to earn income dividends until a redemption check is presented for payment. To use this method of redemption, you must complete and return the Account Information Form, which is available from North Track. Please do not attempt to use redemption checks to close your account. North Track may modify or terminate this privilege at any time. Redemption checks may not be available through agents other than Ziegler. In addition, any such agents that do make this privilege available may impose other fees and minimum balance requirements as a condition to checkwriting privileges. With the approval of the particular agent, minimum amount requirements for redemption checks may vary.

 Unless otherwise authorized on the Account Information Form, redemption checks must be signed by all account owners. If the Fund receives written notice from any owner revoking another owner's authority to sign individually, the signatures of all account owners will be required for payment on any redemption check. Class X shares purchased by check may not be redeemed via redemption check until 15 days after funds for those shares have been received. You may not use checkwriting to redeem shares held in certificated form.

 Your Agent or the Fund may refuse to honor redemption checks whenever the right of redemption has been suspended, or if the account is otherwise impaired. A $10 service fee per check will be charged if (a) a redemption check for less than $250 is presented for payment, (b) the amount of a redemption check presented for payment exceeds the value of the investor's account, (c) a redemption check is presented that may not be cleared because it would require redemption of shares purchased by check within 15 days, or (d) a stop payment is requested.

 CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, the Fund may redeem your shares and close your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

 SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the Fund's shareholders.

 REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize the Fund to make redemption payments in securities or other property of the Fund. However, the Fund will redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. If the Fund delivers any securities to you as payment of a redemption, we will value the securities at the same price assigned to them in computing the Fund's net asset value per share. You would incur brokerage costs when you sell any securities that the Fund distributes to you in this fashion.

EXCHANGING SHARES

GENERAL INFORMATION

 If you meet the minimum investment requirement applicable to the Fund, you may exchange Class X shares of the Fund for front-end load shares (Class A shares) of any other North Track mutual fund. You also may exchange Class B or Class C shares of the Fund for Class B or Class C shares (as the case may be) of any other North Track mutual fund. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. Presently, North Track does not charge any fees for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

 You also may exchange your Class X shares of the Fund for either Class B or Class C shares of another North Track mutual fund which offers shares of that class. Like exchanges of Class X shares for Class A shares of another fund, an exchange of Class X shares for either Class B or Class C shares of another fund will be treated as a sale of your Class X shares and a purchase of the relevant Class B or Class C shares. Therefore, you will be subject to any applicable front-end sales charge on any Class C shares that you receive in the exchange. In addition, the Class B or Class C shares that you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time that you hold those Class B or Class C shares. In other words, you will not receive any credit for the period of time for which you held your Class X shares of the Fund.

 Because an exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares
                        ----------
of the North Track mutual fund into which you are exchanging, you must comply
                               ----------
with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

 CLASS X SHARES. If you are exchanging Class X shares of the Fund for Class A shares of another North Track mutual fund, the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which the exchange is being made (as disclosed in the then current prospectus for that North Track mutual fund) will be charged in connection with the exchange, less any front-end sales charge you previously paid with respect to the shares being exchanged, if any. However, if the Class X shares you are exchanging represent an investment held for at least six continuous months in any one or more North Track mutual funds, then North Track will not charge any additional front-end sales charge in connection with the exchange.

 As discussed above under "General Information," if you exchange Class X shares of the Fund for Class B or Class C shares of any other North Track mutual fund, you will be required to pay any front-end sales charge applicable to the Class B shares received in the exchange, and you also will be subject to a contingent deferred sale charge on the Class B and/or Class C shares received in the exchange based on the period of time for which you hold the Class B or Class C shares, without any credit for the period of time for which you held the Class X shares that you exchange.

 CLASS B AND CLASS C SHARES. You will not pay a contingent deferred sales charge in connection with any exchange of Class B shares of one North Track mutual fund for Class B shares of any other North Track mutual fund or of the Class C shares of one North Track mutual fund for Class C shares of any other North Track mutual fund, including exchanges involving Class B or Class C shares of the Fund. However, the new Class B or Class C shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B or Class C shares you are exchanging, and based on the net asset value of the Class B or Class C shares you are exchanging at the time you originally purchased those shares.

RULES AND REQUIREMENTS FOR EXCHANGES

 GENERAL. In order to effect an exchange on a particular business day, the Transfer Agent must receive your exchange order in good form no later than 4:00 p.m. Eastern Time. North Track may amend, suspend or revoke this exchange privilege at any time, but will provide you with at least 60 days' prior notice of any change that adversely affects your rights under this exchange privilege.

 An excessive number of exchanges may be disadvantageous to North Track. North Track may terminate the exchange privilege of any shareholder who makes more than three exchanges in any 12 consecutive month period or who makes more than one exchange during any calendar quarter.

 The following additional rules and requirements apply to all exchanges:

 o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class X shares of the Fund may be exchanged for Class A, Class B or Class C shares of any North Track mutual fund, subject to the sales charge applicable to the shares received in the exchange.

 o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).

 o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.

 o If the shares you are exchanging are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

METHODS FOR EXCHANGING SHARES.

 Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                           STEPS TO FOLLOW
------                           ---------------
BY MAIL                          Mail your exchange order to North Track.

Mail to:
--------
North Track                      PLEASE NOTE:  North Track must receive your
c/o PFPC Inc.                    exchange order no later than 4:00 p.m. Eastern
P.O. Box 9796                    Time in order to effect an exchange on that
Providence, RI  67940-9796       business day.

Overnight Mail to:
------------------
North Track
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA  19406-1212

BY TELEPHONE                     You automatically receive telephone exchange
1-800-826-4600                   privileges when you open your account.  To
                                 decline the telephone exchange privilege, you must check the appropriate box on the Application Form when you open your account.

                                 Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North Track mutual fund into which you wish to exchange.

                                 Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES               You may exchange shares through your broker-
FIRMS                            dealer or other financial services firm, which
                                 may charge a transaction fee.

SHAREHOLDER SERVICES

 North Track offers a number of shareholder services designed to facilitate investment in Fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

 SYSTEMATIC PURCHASE PLAN.  You may establish a Systematic Purchase Plan
("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum reduces to $25. The minimum subsequent investment is $50 for all other accounts with balances of $1,000 or more.

 By participating in the SPP, you may automatically make purchases of Fund shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You can implement the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on establishing the SPP from your registered representative, the Distributor or North Track.

 SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in the Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. The minimum investment that the Fund will accept while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

 REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of the Fund by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

 TAX-SHELTERED RETIREMENT PLANS. You may purchase shares of the Fund through any of the following tax-sheltered plans: (1) Individual Retirement Accounts (including Coverdell Education Savings Accounts, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) plans; and (4) 403(b) plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans, prototype plans and related information from the Distributor. You should carefully review and consider the plans and related information with your tax or financial adviser.

OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

 The Fund sells its shares at their net asset value per share. We determine the net asset value per share daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, the Fund values its securities at amortized cost in accordance with procedures set forth in Rule 2a-7 of the 1940 Act and policies and guidelines adopted by North Track's Board of Directors. The net asset value per share is calculated each business day, Monday through Friday, except on customary national business holidays which result in closing of the New York Stock Exchange (the "Exchange") or any other day when the Exchange is closed. The calculation is generally made as of 4:00 p.m. (Eastern Time) on each business day.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENT

 The Fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions. Distributions you receive from the Fund consist primarily of dividends. The Fund normally declares dividends daily and pays them monthly. Dividends may be taken in cash or additional shares at net asset value. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, the Fund automatically will reinvest your dividends in additional shares of the Fund.

 Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 60 days after the end of the fiscal year.

TAX STATUS

 Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes. The dividends that the Fund pays from its taxable net investment income and the distributions that the Fund makes from its net realized short-term capital gains generally will be taxable to you as ordinary income. This is true whether you elect to receive your dividends and distributions in cash or in additional shares of the Fund. The Fund does not expect that it will have any long-term capital gains, and thus does not contemplate paying distributions that would be taxable to you as long-term capital gains.

 The Fund will mail statements to shareholders annually regarding the tax status of its dividends and distributions, if any. You should consult your own tax adviser to assess the consequences of investing in the Fund under tax laws applicable to you. In particular, because the Fund invests a significant portion of its assets from time to time in U.S. Government securities, you should ascertain the status under state and local laws of dividends that the Fund pays to you which represent interest that the Fund earns on its U.S. Government securities.

 Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option. However, distributions declared in December and paid in January each year are taxable as if paid on December 31 of the earlier year.

PRIVACY:  A FUNDAMENTAL CONCERN

 At North Track we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

 WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

 YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

 o  Name and address

 o  Social Security or taxpayer identification number

 o  Beneficiary information

 o  Bank account information

 o  Investments at other institutions

 OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Fund, PFPC Inc., which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

 In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

 If you have any questions regarding our privacy policy please feel free to call North Track at 800-826-4600.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

 "HOUSEHOLDING". North Track will deliver a single prospectus, annual or semi-annual report or other shareholder information (collectively, a "shareholder document") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

 ELECTRONIC DELIVERY. North Track is developing the capability of delivering shareholder documents electronically to persons who have consented to such delivery and provide their e-mail addresses. Once it has developed such capability, North Track will deliver shareholder documents electronically by sending consenting persons an e-mail message informing them that the shareholder document has been posted and is available on North Track's website (www.northtrackfunds.com) and providing a hypertext link to the document. The electronic versions of the shareholder documents will be in PDF format and can be downloaded and printed using Adobe Acrobat.

 CONSENT. If you would like to assist North Track in controlling its printing and mailing costs, you may consent to householding and/or electronic delivery of shareholder documents by checking the appropriate boxes on the Account Application (included with this Prospectus) or by sending a note to that effect to North Track, c/o PFPC Inc., P.O. Box 9796, Providence, Rhode Island 02940-9796. For electronic delivery of shareholder documents, please make sure to include your e-mail address.

 You may revoke your consent to householding or electronic delivery of shareholder documents at any time by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.

FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Retail Share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the year ended December 31, 2002 have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders. The Annual Report is available upon request. The financial highlights for periods prior to the year ended December 31, 2002 were audited by Arthur Andersen LLP which has ceased operations.

                                                                                   CLASS X SHARES
                                                          ----------------------------------------------------------------
                                                                          For the years ended December 31,
                                                          ----------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                          ----           ----           ----           ----           ----
(SELECTED DATA FOR EACH CLASS A RETAIL SHARE OF THE
FUND OUTSTANDING THROUGHOUT THE PERIODS)

NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00          $1.00          $1.00          $1.00          $1.00
                                                          -----          -----          -----          -----          -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                    .01            .03            .06            .04            .05

LESS DISTRIBUTIONS:
   Dividends from net investment income                    (.01)          (.03)          (.06)          (.04)          (.05)
                                                          -----          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD                            $1.00          $1.00          $1.00          $1.00          $1.00
                                                          -----          -----          -----          -----          -----
                                                          -----          -----          -----          -----          -----

TOTAL INVESTMENT RETURN(a)<F8>                            1.09%          3.37%          5.64%          4.35%          4.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)        $136,663       $142,125       $113,595       $136,998       $147,995
Ratio of expenses to average net assets(a)<F8>             .92%           .96%           .80%           .90%           .89%
Ratio of net investment income to average net assets      1.06%          3.23%          5.50%          4.26%          4.65%

(a)<F8>  For the years ended December 31, 1999 and 1998, the Advisor and administrator voluntarily waived a portion of their fees.
         Without these voluntary waivers and expense reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:

                                                                          For the years ended December 31,
                                                          ----------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
                                                          ----           ----           ----           ----           ----
Ratio of expenses to average net assets                   n/a            n/a            n/a            .93%           .96%
Ratio of net investment income to average net assets      n/a            n/a            n/a           4.23%          4.58%

                                                                                CLASS B SHARES
                                                           --------------------------------------------------------
                                                                                               For the period from
                                                                                                December 15, 1999
                                                                                                 (commencement of
                                                                                               operations)  through
                                                           For the years ended December 31,     December 31, 1999
                                                           --------------------------------     -----------------
                                                          2002           2001           2000
(SELECTED DATA FOR EACH CLASS B RETAIL SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE PERIOD)

NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00          $1.00          $1.00          $1.00
                                                          -----          -----          -----          -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                    .01            .03            .05             --

LESS DISTRIBUTIONS:
   Dividends from net investment income                    (.01)          (.03)          (.05)            --
                                                          -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD                            $1.00          $1.00          $1.00          $1.00
                                                          -----          -----          -----          -----
                                                          -----          -----          -----          -----

TOTAL INVESTMENT RETURN                                    .47%          2.75%          5.05%          3.47%*<F9>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)          $7,521         $6,674         $3,332           $117
Ratio of expenses to average net assets(a)<F10>           1.52%          1.60%          1.40%          1.39%*<F9>
Ratio of net investment income
  to average net assets(a)<F10>                            .45%          2.40%          4.94%          3.47%*<F9>

   *<F9>  Annualized.
(a)<F10> For the year ended December 31, 2002 the distributor voluntarily subsidized a portion of expenses. Without subsidy, the ratios would have been as follows:
          Ratio of expenses to average net users                         1.54%
          Ratio of net investment income to average net assets            .43%

If you have any questions about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin  53202
1-800-826-4600

The SAI, which contains more information about the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-4401.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Deloitte & Touche LLP
180 North Stetson Avenue
Chicago, Illinois  60601

250 East Wisconsin Avenue o  Suite 2000 o Milwaukee, Wisconsin 53202-4298

(North Track Logo)
SHARPEN YOUR FOCUS

PROSPECTUS

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

A05 NT880-05/03